UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22764

CPG Carlyle Private Equity Master Fund, LLC

(Exact name of registrant as specified in charter)

805 Third Avenue
New York, New York 10022

(Address of principal executive offices) (Zip code)

Mitchell A. Tanzman
c/o Central Park Advisers, LLC
805 Third Avenue
New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

CPG Carlyle Private Equity Master Fund, LLC
(a Delaware Limited Liability Company)

Financial Statements

For the Period from June 1, 2013
(Commencement of Operations)
to March 31, 2014

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Private Equity Master Fund, LLC

Table of Contents
For the Period from June 1, 2013 (Commencement of Operations) to March 31, 2014

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2-3
Statement of Assets and Liabilities	4
Statement of Operations	5
Statement of Changes in Net Assets	6
Statement of Cash Flows	7
Financial Highlights	8
Notes to Financial Statements	9-15
Fund Management (unaudited)	16-17
Other Information (unaudited)	18

Ernst & Young LLP
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New York,
New York 10036-6530

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Unit holders of
CPG Carlyle Private Equity Master Fund, LLC

We have audited the accompanying statement of assets and liabilities of CPG Carlyle Private Equity Master Fund, LLC (the "Master Fund"), including the schedule of investments, as of March 31, 2014, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period from June 1, 2013 (commencement of operations) to March 31, 2014. These financial statements and financial highlights are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in Investment Funds as of March 31, 2014 by correspondence with management of the underlying Investment Funds. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CPG Carlyle Private Equity Master Fund, LLC at March 31, 2014, the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period from June 1, 2013 (commencement of operations) to March 31, 2014 in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

May 30, 2014

CPG Carlyle Private Equity Master Fund, LLC

Schedule of Investments
March 31, 2014

Investment Funds — 35.53%	Geographic Region	Cost	Fair Value
Co-Investments — 0.98%
Carlyle Interlink Coinvestment, L.P. a	North America	$2,520,403	$2,711,772
Total Co-Investments		2,520,403	2,711,772

Primary Investments — 3.55%
Carlyle International Energy Partners, L.P. a	North America	2,439,080	2,235,610
Carlyle Partners VI, L.P. a	North America	959,504	648,735
Carlyle Strategic Partners III, L.P. a	North America	5,832,839	6,947,713
Total Primary Investments		9,231,423	9,832,058

Secondary Investments — 31.00%
Carlyle Asia Growth Partners IV, L.P. a	Asia	1,265,403	1,492,197
Carlyle Asia Partners II, L.P. a	Asia	1,771,121	1,861,422
Carlyle Europe Partners II, L.P. a	Europe	5,595,716	8,016,624
Carlyle Europe Partners III, L.P. a	Europe	10,538,850	12,867,965
Carlyle Europe Technology Partners, L.P. a	Europe	1,411,103	3,081,046
Carlyle Partners IV, L.P. a	North America	11,198,975	17,538,734
Carlyle Partners V, L.P. a	North America	19,578,494	23,027,339
Carlyle Strategic Partners II, L.P. a	North America	18,140,026	17,899,798
Total Secondary Investments		69,499,688	85,785,125
Total Investments in Investment Funds		$81,251,514	$98,328,955

Short-Term Investments — 65.78%
Money Market Fund — 65.78%
Fidelity Institutional Money Market Portfolio, Class I, 0.05% b		$182,002,562	$182,002,562
Total Short-Term Investments		$182,002,562	$182,002,562

Total Investments — 101.31%		$263,254,076	$280,331,517
Liabilities in excess of other assets — (1.31%)			(3,633,195)
Net Assets — 100.00%			$276,698,322

a	Investment Funds have no redemption provisions, are issued in private placement transactions and are restricted as to resale.
b	The rate shown is the annualized 7-day yield as of March 31, 2014.

See accompanying notes to financial statements.

CPG Carlyle Private Equity Master Fund, LLC

Schedule of Investments (Continued)
March 31, 2014

Investment Funds as of March 31, 2014

Private Equity Type	Percent of Total Net Assets
Investment Funds
Co-Investments	0.98%
Primary Investments	3.55%
Secondary Investments	31.00%
Total Investments in Investment Funds	35.53%
Short-Term Investments	65.78%
Total Investments	101.31%
Liabilities in excess of Other Assets	(1.31%)
Total Net Assets	100.00%

See accompanying notes to financial statements.

CPG Carlyle Private Equity Master Fund, LLC

Statement of Assets and Liabilities
March 31, 2014

Assets
Investments in Investment Funds, at fair value (cost $81,251,514)	$98,328,955
Short-term investments, at fair value (cost $182,002,562)	182,002,562
Cash denominated in foreign currencies (cost $2,423,076)	2,435,762
Receivable for distributions from Investment Funds	4,357,116
Advanced subscriptions in investments in Investment Funds	497,979
Receivable from Adviser	221,930
Prepaid expenses and other assets	225,673
Total Assets	$288,069,977

Liabilities
Payable for investments purchased, not yet settled	10,328,048
Payable to Adviser	780,082
Professional fees payable	167,938
Directors' fees payable	1,500
Accounts payable and other accrued expenses	94,087
Total Liabilities	11,371,655
Net Assets	$276,698,322

Composition of Net Assets
Paid in capital	$260,577,204
Accumulated net investment loss	(1,911,187)
Accumulated net realized gain from investments in Investment Funds and other foreign currency denominated assets and liabilities	942,178
Accumulated net unrealized appreciation on investments in Investment Funds and other foreign currency denominated assets and liabilities	17,090,127
Net Assets	$276,698,322

See accompanying notes to financial statements.

CPG Carlyle Private Equity Master Fund, LLC

Statement of Operations
For the Period from June 1, 2013 (Commencement of Operations) to March 31, 2014

Investment Income
Dividend income	$347,198
Interest income	38,333
385,531
Expenses
Management fee	1,455,849
Organizational expenses	662,500
Professional fees	216,798
Accounting and administration fees	107,821
Directors' fees	31,401
Other fees	44,279
Total Expenses	2,518,648
Fees waived by the Adviser (See Note 4)	(221,930)
Net Expenses	2,296,718

Net Investment Loss	(1,911,187)

Net Realized Gain and Unrealized Appreciation on Investments in Investment Funds and Other Foreign Currency Denominated Assets and Liabilities
Net realized gain from:
Investments in Investment Funds	929,310
Foreign currency	12,868
Net unrealized appreciation on:
Investments in Investment Funds	17,077,441
Foreign currency	12,686
Net Realized Gain and Unrealized Appreciation on Investments in Investment Funds and Other Foreign Currency Denominated Assets and Liabilities	18,032,305

Net Increase in Net Assets Resulting from Operations	$16,121,118

See accompanying notes to financial statements.

CPG Carlyle Private Equity Master Fund, LLC

Statement of Changes in Net Assets
For the Period from June 1, 2013 (Commencement of Operations) to March 31, 2014

Changes in Net Assets Resulting from Operations
Net investment loss	$(1,911,187)
Net realized gain from investments in Investment Funds and other foreign currency denominated assets and liabilities	942,178
Net unrealized appreciation on investments in Investment Funds and other foreign currency denominated assets and liabilities	17,090,127
Net Change in Net Assets Resulting from Operations	16,121,118

Change in Net Assets Resulting from Capital Transactions
Capital contributions	260,577,204
Net Change in Net Assets Resulting from Capital Transactions	260,577,204

Total Net Increase in Net Assets	276,698,322

Net Assets
Beginning of period	—
End of period	$276,698,322
Accumulated Net Investment Loss	$(1,911,187)

See accompanying notes to financial statements.

CPG Carlyle Private Equity Master Fund, LLC

Statement of Cash Flows
For the Period from June 1, 2013 (Commencement of Operations) to March 31, 2014

Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$16,121,118
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments in Investment Funds	(929,310)
Net unrealized appreciation on investments in Investment Funds	(17,077,441)
Purchases of investments in Investment Funds	(100,641,685)
Capital distributions received from Investment Funds	20,319,481
Net purchases of short-term investments	(182,002,562)
Increase in Assets:
Receivable for distributions from Investment Funds	(4,357,116)
Advance subscriptions in investments in Investment Funds	(497,979)
Receivable from Adviser	(221,930)
Prepaid expenses and other assets	(225,673)
Increase in Liabilities:
Payable for investments purchased, not yet settled	10,328,048
Payable to Adviser	780,082
Professional fees payable	167,938
Directors' fees payable	1,500
Accounts payable and other accrued expenses	94,087
Net Cash Used in Operating Activities	(258,141,442)

Cash Flows from Financing Activities:
Proceeds from capital contributions	260,577,204
Net Cash Provided by Financing Activities	260,577,204

Net change in Cash	2,435,762
Cash at beginning of period	—
Cash at end of period	$2,435,762

Supplemental disclosure of line of credit fees paid	$6,667

See accompanying notes to financial statements.

CPG Carlyle Private Equity Master Fund, LLC

Financial Highlights

	Period from June 1, 2013 (Commencement of Operations) to March 31, 2014
Net Assets:
Net Assets, end of period (in thousands)	$276,698

Ratios/Supplemental Data:
Net Investment Loss	(1.60	%)(1)
Gross Expenses (2)	2.11	%(1)
Expense Waiver	(0.19	%)(1)
Net Expenses (3)	1.92	%(1)
Portfolio Turnover Rate	0.00	%(4)
Total Return (5)	15.92	%(4)

(1)	Annualized.
(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Adviser.
(3)	Included in the above ratio are other expenses of 0.70%.
(4)	Not annualized.
(5)
Total investment return reflects the changes in net asset value based on the effects of the performance of the Master Fund during the period and adjusted for cash flows related to capital contributions during the period.

See accompanying notes to financial statements.

CPG Carlyle Private Equity Master Fund, LLC

Notes to Financial Statements
March 31, 2014

1.	ORGANIZATION

CPG Carlyle Private Equity Master Fund, LLC (the “Master Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Master Fund commenced operations on June 1, 2013. The Master Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Master Fund’s investment objective is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly in multiple alternative investment funds (“Investment Funds”) sponsored by The Carlyle Group L.P. and its affiliates (“Carlyle”) with an emphasis on private equity funds.

The board of directors of the Master Fund (the “Board”) has overall responsibility to manage and control the business affairs of the Master Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operations of the Master Fund’s business. The Board exercises the same powers, authority, and responsibility on behalf of the Master Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Master Fund is a master investment portfolio in a master-feeder structure. CPG Carlyle Private Equity Fund, LLC (the “Feeder Fund”) invests substantially all of its assets in the limited liability company interests (“Interests”) of the Master Fund. As of March 31, 2014, the Feeder Fund owns 100.00% of the Master Fund’s Interests with the Adviser owning an amount which rounded to less than 0.00%.

Interests are generally offered as of the first business day of each calendar month. Purchase proceeds do not represent the Master Fund's capital or become the Master Fund's assets until the first business day of the relevant calendar month.

The Master Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: It is the Master Fund’s policy to be classified as a partnership for U.S. federal income tax purposes. Each investor of the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses, and the realized and unrealized gains or losses of the Master Fund. Accordingly, no U.S. federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund since the investors are individually liable for the taxes on their allocated share of such income or gains of the Master Fund.

The Master Fund has adopted a tax year end of September 30. The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2014, the tax years from the year 2013 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current year. The Master Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2014, the Master Fund did not incur any interest or penalties.

Cash: Cash denominated in foreign currencies consist of monies held at UMB Bank, N.A. (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund.

CPG Carlyle Private Equity Master Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2014

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Short-Term Investments: Short-term investments represent an investment in a money market fund and are recorded at fair value.

Investment Transactions: The Master Fund accounts for realized gains and losses from Investment Funds transactions based upon the pro-rata ratio of the fair value and cost of the underlying Investment Funds at the date of redemption. Dividend and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds will be received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds cannot be determined. It is estimated that distributions will occur over the life of the Investment Funds.

Organization Expenses: Costs incurred in connection with the organization of the Master Fund were estimated to be $662,500, all of which was expensed during the period ended March 31, 2014.

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in Investment Funds in the Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Master Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Master Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

3.	PORTFOLIO VALUATION

Fair value is defined as the price that the Master Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Under U.S. GAAP, a three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

CPG Carlyle Private Equity Master Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2014

3.	PORTFOLIO VALUATION (continued)

•
Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. For investments measured at net asset value (“NAV”) as of the measurement date, included in this category are investments that can be withdrawn by the Master Fund at NAV as of the measurement date, or within one year from measurement date.

•
Level 3 — significant unobservable inputs for the financial instrument (including the Master Fund’s own assumptions in determining the fair value of investments). For investments measured at NAV as of the measurement date, included in this category are investments for which the Master Fund does not have the ability to redeem at NAV as of the measurement date due to holding periods greater than one year from the measurement date.

U.S. GAAP requires that investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Master Fund’s investments have been classified, the Master Fund has assessed factors including, but not limited to, price transparency and the existence or absence of certain restrictions at the measurement date. The Master Fund has assessed the following factors in determining the fair value hierarchy of its investments in Investment Funds:

The private equity Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Investment Funds that the Master Fund may make include primary, secondary and direct investments/co-investments. Co-Investments represent opportunities to invest in specific portfolio companies that are typically made alongside an Investment Fund. Primary investments (the “Primary Investments”) are investments in newly established private equity funds. Secondary investments (the “Secondary Investments”) are investments in existing private equity funds that are acquired in privately negotiated transactions. Investment Funds subject to substantial holding periods are classified as Level 3 assets.

The NAV of the Master Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Board. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Master Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Master Fund’s investments. The Committee meets on a monthly basis and reports to the Audit Committee on a quarterly basis. The Master Fund’s investments in Investment Funds are carried at fair value which generally represents the Master Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. (See Schedule of Investments)

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

CPG Carlyle Private Equity Master Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2014

3.	PORTFOLIO VALUATION (continued)

The following table sets forth information about the levels within the fair value hierarchy at which the Master Fund’s investments are measured as of March 31, 2014:

Investments	Level 1	Level 2	Level 3	Total
Co-Investments	$—	$—	$2,711,772	$2,711,772
Primary Investments	—	—	9,832,058	9,832,058
Secondary Investments	—	—	85,785,125	85,785,125
Short-Term Investments	182,002,562	—	—	182,002,562
Total Investments	$182,002,562	$—	$98,328,955	$280,331,517

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Co-Investments	Primary Investments	Secondary Investments	Total
Balance as of June 1, 2013	$—	$—	$—	$—
Gross Contributions	2,520,403	10,453,841	87,667,441	100,641,685
Gross Distributions	—	(1,222,418)	(19,097,063)	(20,319,481)
Realized Gain/Loss			929,310	929,310
Unrealized Appreciation	191,369	600,635	16,285,437	17,077,441
Balance as of March 31, 2014	$2,711,772	$9,832,058	$85,785,125	$98,328,955

The Master Fund recognizes transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 for the period ended March 31, 2014.

The amount of the net unrealized appreciation for the period ended March 31, 2014 relating to investments in Level 3 assets still held at March 31, 2014 is $17,077,441.

A listing of the investments held by the Master Fund and their attributes, as of March 31, 2014, that qualify for these valuations are shown in the table below.

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies with focus on small, mid, or large capitalization companies	$66,672,591	$31,030,713	Up to 4 years	None	N/A	N/A
Growth Capital	Investments in established companies with strong growth characteristics	$4,573,243	$4,987,610	Up to 5 years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	$27,083,121	$34,507,580	Up to 10 years	None	N/A	N/A

*
The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

CPG Carlyle Private Equity Master Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2014

4.	RELATED PARTY TRANSACTIONS AND OTHER

As of March 31, 2014, the Master Fund had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Master Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Master Fund pays the adviser a monthly fee measured as of the end of each month (the “Management Fee”) at the annual rate of 1.20% of the Master Fund’s NAV. For purposes of determining the Management Fee payable to the Adviser for any month, NAV is calculated prior to any reduction for any fees and expenses of the Master Fund for that month, including, without limitation, the Management Fee payable to the Adviser for that month. During the period ended March 31, 2014, the Adviser earned $1,455,849 of Management Fee which is included in the Statement of Operations, of which $732,810 was payable at March 31, 2014 and is included in Payable to Adviser in the Statement of Assets and Liabilities.

During the period ended March 31, 2014, the Adviser waived $221,930 for amounts in excess of the Expense Cap, all of which is included as Receivable from Adviser in the Statement of Assets and Liabilities.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Each member of the Board who is not an “interested person” of the Master Fund (the “Directors”), as defined by the 1940 Act, receives an annual retainer of $8,000 plus a fee of $500 for each meeting attended and $250 for each meeting by phone. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Master Fund related to Directors for the period ended March 31, 2014 were $31,401 which is included in the Statement of Operations, of which $1,500 was payable at March 31, 2014.

5.	ADMINISTRATION, CUSTODIAN FEES AND DISTRIBUTION

J.D. Clark & Company, a division of UMB Fund Services, Inc., serves as administrator (the “Administrator”) to the Master Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Master Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the period ended March 31, 2014, the total administration fees were $107,821which is included in accounting and administration fees in the Statement of Operations, of which $80,997 was payable at March 31, 2014 and is included in accounts payable and other accrued expenses in the Statement of Assets and Liabilities.

The Custodian is an affiliate of the Administrator and serves as the primary custodian of the assets of the Master Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

Foreside Fund Services, LLC acts as the placement agent for the Master Fund.

6.	INVESTMENTS IN INVESTMENT FUNDS

For the period ended March 31, 2014, total purchases and total proceeds from redemptions or other dispositions of Investment Funds amounted to $100,641,685 and $20,319,481, respectively. The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Investment Funds. The Master Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2014.

The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, subject to a preferred return and a claw back. Detailed information about the Investment Funds’ portfolios is not available.

CPG Carlyle Private Equity Master Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2014

7.	ALLOCATION OF INVESTORS’ CAPITAL

As of the last day of each Fiscal Period (as defined below), any net profit or net loss for the Fiscal Period shall be allocated among and credited to or debited against the capital accounts of the investors in accordance with their respective Master Fund percentages for such Fiscal Period. Fiscal Period means the period commencing on the first date on or as of which an investor other than the organizational investor or the Adviser is admitted to the Master Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates: (1) the last day of a fiscal year; (2) the day preceding any day as of which a contribution to the capital of the Master Fund is made; (3) the day as of which the Master Fund repurchases any Interest or portion of an Interest of any member; (4) the day as of which the Master Fund admits a substituted investor to whom an Interest (or portion thereof) of an investor has been transferred (unless there is no change of beneficial ownership); or (5) any other day as of which Limited Liability Company agreement provides for any amount to be credited to or debited against the capital account of any investor, other than an amount to be credited to or debited against the capital accounts of all investors in accordance with their respective investment percentages.

8.	REPURCHASE OF INVESTORS’ INTERESTS

Investors do not have the right to require the Master Fund to redeem their Interests or portion thereof. To provide a limited degree of liquidity to investors, the Master Fund may, from time to time, offer to repurchase Interests or portions thereof pursuant to written tenders by investors. Repurchases will be made at such times, in such amount and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Master Fund should offer to repurchase Interests, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that, it will recommend to the Board that the Master Fund offer to repurchase Interests from investors on a quarterly basis, commencing with the first fiscal quarter after two full years of the Master Fund operations, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Master Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

9.	COMMITMENTS

As of March 31, 2014, the Master Fund had outstanding investment commitments to Investment Funds totaling $70,525,903. Three Investment Funds have commitments denominated in Euros. As of March 31, 2014, the unfunded commitments for these Investment Funds totaled €5,436,121 EUR. As of March 31, 2014, the exchange rate used for the conversion was 1.3769 USD/EUR. The U.S. dollar equivalent of these commitments is included in the Master Fund’s total unfunded commitment amount.

10.	INDEMNIFICATION

Under the Master Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the ordinary course of business, the Master Fund may enter into contracts or agreements that contain indemnification or warranties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

CPG Carlyle Private Equity Master Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2014

11.	CREDIT FACILITY

The Master Fund maintains a credit facility (the “Facility”) with a maximum borrowing amount of $5,000,000 which is secured by certain interests in Investment Funds. A fee of 0.75% per annum is payable quarterly in arrears on the unused portion of the Facility, while the interest rate charged on borrowings is the highest of (a) the Federal Funds Rate plus 2.50%, (b) the Bank of America N.A. prime rate plus 2.00% and (c) London Interbank Offer Rate plus 3.00%. For the period ended March 31, 2014, the Master Fund had total line of credit fees of $8,889 which is included in other fees in the Statement of Operations, of which $2,222 was payable at March 31, 2014 and is included in accounts payable and other accrued expenses in the Statement of Assets and Liabilities. The Facility has not been used during the period ended March 31, 2014.

12.	NEW ACCOUNTING PRONOUNCEMENT

The Financial Accounting Standards Board issued Accounting Standard Update 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements, that clarifies the characteristics of an investment company and is similar to today’s guidance but requires new disclosures. Entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies. Entities that aren’t regulated under that law must have certain fundamental characteristics and must consider other typical characteristics to qualify. The guidance more closely aligns US GAAP with IFRS, but some differences remain. The guidance is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, and early adoption is prohibited.

13.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2014 have been evaluated through the date the financial statements were issued. Capital contributions into the Master Fund for April 1, 2014 and May 1, 2014, equaled $38,112,926 and $29,736,904, respectively. There were no subsequent subscriptions through the opinion date.

CPG Carlyle Private Equity Master Fund, LLC

Fund Management (Unaudited)
March 31, 2014

Board members of the Master Fund, together with information as to their positions with the Master Fund, principal occupations and other board memberships for the past five years, are shown below.

Three of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Master Fund (collectively, the “Independent Directors) and perform the same functions for the Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. The Master Fund’s statement of additional information (the “SAI”) includes information about the Directors and is available without charge, upon request, by calling 1-212-317-9200.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (69) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Executive Director of National Council of Jewish Women New York (2007-2014); Executive Director of New York Society of Securities Analysts (2004-2006)	3	None
Kristen M. Leopold (46) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007-present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	3	Blackstone Alternative Alpha Fund; Blackstone Alternative Multi Manager Fund; Blackstone Alternative Alpha Master Fund
Janet L. Schinderman (62) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	3	Advantage Advisers Augusta Fund, L.L.C.; Advantage Advisers Multi-Sector Fund I; Advantage Advisers Whistler Fund, L.L.C.; Advantage Advisers Xanthus Fund, L.L.C.
INTERESTED DIRECTORS
Mitchell A. Tanzman (54) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director and Principal Executive Officer	Term - Indefinite Length - Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006	3	None

CPG Carlyle Private Equity Master Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2014

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (46) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Principal Accounting Officer	Term - Indefinite Length - Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006	N/A	N/A
Michael J. Wagner (63) Northern Lights Compliance Services, LLC 450 Wireless Boulevard Hauppauge, NY 11788 Chief Compliance Officer	Term - Indefinite Length - Since Inception
President (2006-present) and Senior Vice President (2004-2006) Northern Lights Compliance Services, LLC (provides chief compliance officer services to mutual funds); Vice President GemCom LLC (2004-present)
			N/A	N/A

CPG Carlyle Private Equity Master Fund, LLC

Other Information (Unaudited)
March 31, 2014

Proxy Voting

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Master Fund at 1-212-317-9200 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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ITEM 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b)  No information needs to be disclosed pursuant to this paragraph.

(c)  The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e)   Not applicable.

(f)
(1)  Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(2)  Not applicable.
(3)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that he/she is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)  The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year are $95,000 for 2014.

Audit-Related Fees

(b)  The aggregate fees billed for the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2014.  The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c)  The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $35,000 for 2014.

All Other Fees

(d)      The  aggregate  fees  billed in the last fiscal year for products and services provided by the principal accountant, other than the services  reported in paragraphs  (a) through (c) of this Item are $0 for 2014.

(e)(1)  Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 100%

(d) 0%

(f)	Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was $0 for 2014.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities.  On occasion, however, the Master Fund or Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies").  The Fund and the Master Fund have delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures.  In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund and the Master Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors.  The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors.  On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund and the Master Fund.  In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision.  If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Master Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Master Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers.  As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Master Fund's and the Fund's portfolio.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman.  Mr. Tanzman, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006.  He has over 20 years of experience in alternative investments.  Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group.  During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies.  Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Master Fund or Fund.  Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2014.

Gregory Brousseau

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts 1	Assets Managed	Number of Accounts1	Assets Managed	Number of Accounts	Assets Managed
1	$54 million	1	$15 million	0	n/a

Mitchell A. Tanzman
Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts1	Assets Managed	Number of Accounts1	Assets Managed	Number of Accounts	Assets Managed
1	$54 million	1	$15 million	0	n/a

1	Neither account charges any performance-based advisory fees.

Neither of the Fund's Portfolio Managers beneficially owns any Units of the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by the registrant’s management and by the registrant’s Investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the nominating committee.  The nominating committee meets as is necessary or appropriate.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Carlyle Private Equity Master Fund, LLC

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 11, 2014

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Financial Officer)

Date	June 11, 2014

* Print the name and title of each signing officer under his or her signature.